                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

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[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                         Ventana Medical Systems, Inc.
-------------------------------------------------------------------------------
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

                         VENTANA MEDICAL SYSTEMS, INC.
                         3865 N. Business Center Drive
                             Tucson, Arizona 85705

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  May 3, 2001

                               ----------------

   The 2001 Annual Meeting of Stockholders of Ventana Medical Systems, Inc. will be held at the Omni Tucson National, 2727 West Club Drive, Tucson, Arizona 85742 on May 3, 2001, at 10:00 a.m., local time.

MATTERS TO BE VOTED ON:

   1. Ratification of the selection of Ernst & Young LLP as the independent auditors for our fiscal year 2001;

   2. Election of three Class II directors to serve for a term of three years expiring at the 2004 Annual Meeting of Stockholders or until his successor is elected;

   3. To approve the adoption of or our new 2001 Outside Director Stock Option Plan; and

   4. Any other matters that may properly come before the meeting or any adjournment thereof.

   The close of business on March 19, 2001 has been fixed as the record date for the determination of the stockholders of record entitled to notice of, and to vote at, this meeting or any adjournment thereof. The list of stockholders entitled to vote at this meeting is available at the offices of Ventana Medical Systems, Inc., 3865 N. Business Center Drive, Tucson, Arizona 85705, for examination by any stockholder.

   WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THIS MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THIS MEETING.

                                        By Order of the Board of Directors

                                        John Patience
                                        Vice Chairman of the Board

Tucson, Arizona
April 2, 2001

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----
GENERAL INFORMATION....................................................   1
  Who Can Vote.........................................................   1
  Voting by Proxies....................................................   1
  How You May Revoke Your Proxy Instructions...........................   1
  How Votes are Counted................................................   1
  Cost of this Proxy Solicitation......................................   1
  Attending the Annual Meeting.........................................   2

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?........................   2

WHO SHOULD I CALL IF I HAVE QUESTIONS?.................................   2

PROPOSALS..............................................................   3
  PROPOSAL NO. 1--RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS.......   3
  PROPOSAL NO. 2--ELECT THREE CLASS II DIRECTORS.......................   4
   INFORMATION ABOUT THE NOMINEES......................................   5
  PROPOSAL NO. 3--ADOPTION OF THE 2001 OUTSIDE DIRECTOR STOCK OPTION
   PLAN................................................................   7

ABOUT THE BOARD AND ITS COMMITTEES.....................................   9

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION..........  11

AUDIT COMMITTEE REPORT.................................................  13

STOCK PERFORMANCE GRAPH................................................  14

OTHER MATTERS..........................................................  14

STOCKHOLDER PROPOSALS..................................................  14

ANNUAL REPORT..........................................................  14

                                PROXY STATEMENT

   Your vote is very important. For this reason, the Board of Directors is requesting that you allow your common stock to be represented at the Annual Meeting by the Proxies who are named on the enclosed Proxy Card. This Proxy Statement is being sent to you in connection with this request and has been prepared for the Board by our management. "We," "our," "Ventana" and the "Company" refer to Ventana Medical Systems, Inc. and its subsidiaries. This Proxy Statement is first being sent to our stockholders on or about April 2, 2001.

                              GENERAL INFORMATION

Who Can Vote           You are entitled to vote your common stock if our
                       records showed that you held your shares as of March
                       19, 2001. At the close of business on that date, 15,782,244 shares of common stock were outstanding and entitled to vote. Each share of common stock has one vote. The enclosed Proxy Card shows the number of shares that you are entitled to vote. Your individual vote is confidential and will not be disclosed to third parties.

Voting by Proxies      If your common stock is held by a broker, bank or other
                       nominee (i.e., in "street name"), you will receive instructions from it that you must follow in order to have your shares voted. If you hold your shares in your own name as a holder of record, you may instruct the Proxies how to vote your common stock by signing, dating and mailing the Proxy Card in the envelope provided. Of course, you can always come to the meeting and vote your shares in person. If you give us a proxy without giving specific voting instructions, your shares will be voted by the Proxies as recommended by the Board of Directors. We are not now aware of any other matters to be presented at the Annual Meeting except for those described in this Proxy Statement.
                       However, if any other matters not described in this proxy statement are properly presented at the meeting, the Proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, your common stock may be voted by the Proxies on the new meeting date as well, unless you have revoked your proxy instructions prior to that time.

How You May Revoke     You may revoke your proxy instructions by any of the
Your Proxy             following procedures:
Instructions
                          1. Send us another signed proxy with a later date;

                          2. Send a letter to our Corporate Secretary revoking
                             your proxy before your common stock has been voted by the Proxies at the meeting; or

                          3. Attend the Annual Meeting and vote your shares in
                             person.

How Votes are          The Annual Meeting will be held if a majority of the
Counted                outstanding shares of common stock entitled to vote is
                       represented at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting.

Cost of this Proxy     We will pay the cost of this proxy solicitation. We
Solicitation           will, upon request, reimburse brokers, banks and other
                       nominees for their expenses in sending proxy material to their principals and obtaining their proxies. We will solicit proxies by mail, except for any incidental personal solicitation made by our directors, officers and employees, for which they will not be paid.

Attending the Annual   If you are a holder of record and you plan to attend
Meeting                the Annual Meeting, please indicate this when you vote.
                       If you are a beneficial owner of common stock held by a broker or bank, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a broker or bank showing your current ownership and ownership of our shares on the record date are examples of proof of ownership. If you want to vote in person your common stock held in street name, you will have to get a proxy in your name from the registered holder.

                WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1:            The affirmative vote of a majority of the votes cast at
Ratification of        the Annual Meeting is required to ratify the selection
Independent Auditors   of independent auditors. Therefore, if you "abstain"
                       from voting, it has the same effect as if you voted
                       "against" this proposal.

Proposal 2: Election   The two nominees for director who receive the most
of Three Class II      votes will be elected. Therefore, if you do not vote
Directors              for a nominee or you indicate "withhold authority to
                       vote" for any nominee on your proxy card, your vote will not count for or against any nominee.

Proposal 3: Adoption   The affirmative vote of a majority of the votes cast at
of our 2001 Outside    the Annual Meeting is required to adopt our Director
Director Stock         Stock Option Plan. Therefore, if you "abstain" from
Option Plan            voting, it has the same effect as if you voted
                       "against" this proposal.


                     WHO SHOULD I CALL IF I HAVE QUESTIONS?

   If you have questions about the Annual Meeting or voting, please call Nicholas Malden, our Corporate Secretary. Mr. Malden may be reached at (520) 887-2155.

                                   PROPOSALS

   PROPOSAL NO. 1--RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

   Our Board of Directors, acting upon the recommendation of the Audit Committee, has selected the firm of Ernst & Young LLP independent auditors, to audit our financial statements for the fiscal year ending December 31, 2001, and to perform other appropriate accounting services. A resolution will be presented to the Annual Meeting to ratify this selection. The affirmative vote of a majority of the number of votes entitled to be cast by the common stock represented at the meeting is needed to ratify the selection. If the stockholders do not ratify the appointment of Ernst & Young LLP, the selection of independent auditors will be reconsidered by the Board of Directors.

   We expect that representatives of Ernst & Young LLP will be present at the annual meeting and they will be presented with the opportunity to make a statement if they so desire to do so. They are also expected to be available to respond to appropriate questions.

Audit Fees

   The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were $188,500.

All Other Fees

   The aggregate fees billed by Ernst & Young LLP for services rendered to us, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2000 were $205,000, including audit related services of $167,000 and non-audit related services of $38,000. Audit related services generally include fees for pension and statutory audits, business acquisitions, accounting consultations, internal audit and SEC registration statements.

Financial Information Systems Design and Implementation Fees

   We did not engage Ernst & Young LLP to provide any information technology services during the fiscal year ended December 31, 2000.

   The Proxies will vote in favor of ratifying the selection of Ernst & Young LLP unless instructions to the contrary are indicated on the accompanying Proxy Card.

               Your directors recommend a vote FOR Proposal No. 1

                 PROPOSAL NO. 2--ELECT THREE CLASS II DIRECTORS

Number of Directors    Pursuant to our Certificate of Incorporation, our Board
to be Elected          of Directors currently consists of eight persons,
                       divided into three classes serving staggered terms of three years. Currently, we have two directors in Class
                       I, three directors in Class II and three directors in Class III. Three Class II directors are to be elected at this years Annual Meeting. The Class III directors will hold office until next years Annual Meeting and the Class I directors will hold office until the 2003
                       Annual Meeting. If any director resigns or otherwise is unable to complete his or her term of office, the Board will elect another director for the remainder of the resigning director's term.

Vote Required          The three individuals with the highest number of votes
                       are elected to office. There is no cumulative voting in the election of directors.

Nominees of the        The Board has nominated the following individuals to
Board                  serve as Class II directors until the 2004 Annual
                       Meeting and the election of their successors:

                             Christopher M. Gleeson
                             Rex J. Bates
                             Edward M. Giles

                       These nominees are currently serving on the Board and have agreed to be named in this proxy statement and to serve if elected. Each of these nominees attended all of the meetings of the Board in the prior year.

                       See "Information about the Nominees" beginning on the following page for information regarding each of the Nominees and the continuing Class I and Class III directors.

   We know of no reason why any of the listed nominees would not be able to serve. However, if any nominee is unavailable for election, the Proxies would vote your shares to approve the election of any substitute nominee proposed by the Board. The Board may also choose to reduce the number of Directors to be elected, as permitted by our Bylaws.

                         INFORMATION ABOUT THE NOMINEES

Nominees for Class II Directors

Christopher M.         Mr. Gleeson became President and Chief Executive
Gleeson                Officer and a director in May 1999. He joined Ventana
(Age 51)               in March 1999 as Executive Vice President and Chief
                       Operating Officer. Prior to joining the Company, Mr.
                       Gleeson was Senior Vice President of Bayer Diagnostics and General Manager of the U.S. Commercial Operations for Chiron Diagnostics, and prior to that, the founder, owner and Managing Director of Australian Diagnostics
                       Corporation, a leading diagnostics distributor in Australia. He is a director of Pharmanetics, Inc.
                       Mr. Gleeson attended Monash University in Melbourne,
                       Australia.

Rex J. Bates           Mr. Bates has served as a director of Ventana since
(Age 77)               April of 1996. From August 1991 to May 1995, Mr. Bates
                       served on the Board of Directors of Twentieth Century
Member of the Audit    Industries and was a member of its compensation
and Nominating         committee. Prior to Twentieth Century Industries, Mr.
Committee              Bates served as the Vice-Chairman of the Board of
                       Directors of the State Farm Mutual Automobile Insurance
                       Company. Mr. Bates also served as State Farm's Chief
                       Investment Officer. In March of 1991, Mr. Bates retired from State Farm. Prior to Mr. Bates' employment with
                       State Farm, he was a partner in the investment firm of Stein, Roe & Farnham in Chicago. Mr. Bates received a
                       B.S. and an M.B.A. from the University of Chicago.

Edward M. Giles        Mr. Giles has served as a director of Ventana since
(Age 65)               September 1992. Mr. Giles has served as Chairman of The
                       Vertical Group, Inc., a venture capital investment
Member of the          firm, since January 1989. Mr. Giles was previously
Compensation and       President of F. Eberstadt & Co., Inc., a securities
Audit Committees       firm, and Vice Chairman of Peter B. Cannell & Co.,
                       Inc., an investment management firm. He is currently a director of Synthetech, Inc. Mr. Giles received a B.S.Ch.E. in Chemical Engineering from Princeton
                       University and an M.S. in Industrial Management from the Massachusetts Institute of Technology.

Continuing Class I Directors

James R. Weersing      Mr. Weersing has served as a director of Ventana since
(Age 61)               October 1994. Since 1984, Mr. Weersing has been a
                       Managing Director of MBW Venture Partners, a venture
Member of              capital investment firm. Mr. Weersing has also served
the Audit and          as President of JRW Technology, Inc., a consulting firm
Compensation           and, since January 2000, President and CEO of Iomed,
Committees             Inc. Mr. Weersing received an B.S.M.E. and an M.B.A.
                       from Stanford University.

Mark C. Miller         Mr. Miller has served as a director of Ventana since
(Age 45)               January 2001. Mr. Miller has also been the President
                       and Chief Executive Officer and a director of Stericycle since May 1992. Prior to joining Stericycle,
                       Inc. Mr. Miller served as Vice President,
                       Pacific/Asia/Africa for the International Division of Abbott Laboratories, which he joined in 1977 and where he held a number of management and marketing positions.
                       Mr. Miller also serves on the board of directors of AmericasDoctor.com, Inc. and Lake Forest Hospital. Mr.
                       Miller received a B.S. in Computer Science from Purdue
                       University.

Continuing Class III Directors

Jack W. Schuler        Mr. Schuler has served as a director of Ventana since
(Age 60)               April 1991 and as Chairman of the Board of Directors
                       since November 1995. Mr. Schuler has been Chairman of
Member of the          the Board of Directors of Stericycle, Inc. since March
Compensation and       1990. Mr. Schuler is also a partner in Crabtree
Nominating             Partners. Prior to joining Stericycle, Mr. Schuler held
Committees             various executive positions at Abbott from December
                       1972 through August 1989, serving most recently as President and Chief Operating Officer. He is currently a director of Medtronic, Inc., and Chiron Corporation.
                       Mr. Schuler received a B.S. in Mechanical Engineering from Tufts University and an M.B.A. from Stanford
                       University.

John Patience          Mr. Patience has served as a director of Ventana since
(Age 53)               July 1989 and as Vice Chairman since January 1999.
                       Since April 1995, Mr. Patience has been a partner in
Member of the          Crabtree Partners. Mr. Patience was a co-founder and
Nominating Committee   served as a General Partner of Marquette Venture
                       Partners, a venture capital investment firm, from January 1988 until March 1995. Mr. Patience was previously a partner in the consulting firm of McKinsey
                       & Co., specializing in health care. He is currently a director of Stericycle, Inc. Mr. Patience received a B.A. in Liberal Arts and an L.L.B. from the University of Sydney, Australia and an M.B.A. from the University of Pennsylvania Wharton School of Business.

Thomas M. Grogan, M.D. Dr. Grogan is a founder, a director, Chairman Emeritus
(Age 55)               and is Chief Scientific Officer of Ventana. He has
                       served as a director since the founding of the Company
Member of the          in June 1985 and was Chairman of the Board of Ventana
Nominating Committee   from June 1985 to November 1995. He is currently a
                       professor of pathology at the University of Arizona, College of Medicine, where he has taught since 1979. He received a B.A. in Biology from the University of Virginia and an M.D. from George Washington School of
                       Medicine. Dr. Grogan completed a post-doctorate fellowship at Stanford University.

  Your directors recommend a vote FOR the election of the three nominees under
                                 Proposal No. 2

                        PROPOSAL NO. 3--ADOPTION OF THE
                    2001 OUTSIDE DIRECTOR STOCK OPTION PLAN

   Our Board of Directors adopted the 2001 Outside Director Stock Option Plan on January 21, 2001. A total of 500,000 shares of our common stock are reserved for issuance under this plan.

   At the Annual Meeting, we are requesting that the stockholders consider and approve the adoption of the plan. We believe that the plan will enable us to continue to retain the highest quality of individual to serve on our Board of Directors.

   The plan is attached to this proxy as Appendix A. A summary of the essential features of the plan is set forth below:

             SUMMARY OF THE 2001 OUTSIDE DIRECTOR STOCK OPTION PLAN

Summary of the         The Board adopted the 2001 Outside Director Stock
Outside Director       Option Plan on January 21, 2001. The plan provides us
Stock Option Plan      with the ability to issue stock options to eligible
                       directors. The purpose of the plan is to provide eligible directors with an incentive to improve our performance on a long-term basis.

Shares Reserved and    The plan currently has 500,000 shares of common stock
Eligibility            reserved for issuance to eligible directors. Any of our
                       directors who are not also one of our active full-time employees or the active full-time employee of a company in which we own a voting interest of 50% or more are eligible to receive stock options under the plan.

Oversight              The Compensation Committee or another committee of the
                       Board administers the stock option plan. It has the authority to interpret the provisions of the stock option plan and to establish and amend rules for its administration subject to the plan's limitations.

Option Price and       The exercise price of options granted under the plan
Method of Exercise     will be determined by the Committee. In no event will
                       the exercise price for an option be less than the fair market value of shares of our common stock at the time the option is granted. A grantee of options under the plan may exercise an option by giving us a written notice specifying the number of shares to be purchased and accompanied by payment in full of the applicable exercise price. The exercise price may be paid in cash, by check, or, with the approval of the Committee, by delivery of shares of our common stock or a combination of cash and delivery of shares of our common stock.

Tax Consequences       Grantees of options under the plan will recognize
                       ordinary income at the time of the exercise of the options in the amount of the difference between the value of the shares of stock at exercise and the exercise price of the options. We will be entitled to a deduction for the amount of ordinary income realized by grantees upon exercise of stock options granted under the plan. In addition, Grantees of options will be subject to taxation on any gain realized from the sale or other disposition of shares of stock acquired as a result of the exercise of options that were acquired under the plan.

Dilution Protection    If any change in our outstanding shares occurs by
                       reason of any stock split, combination of shares or other similar transaction affecting our outstanding common stock as a class, appropriate adjustments will be made to the maximum number of shares issuable under the plan as well as the number and kind of shares then subject to options under the plan and the per share exercise price of outstanding options.

Amendment and          With the approval of the Board, the Committee may
Termination of the     amend, modify or terminate the plan at any time.
Plan                   However, if required by the Internal Revenue Code,
                       Section 16 of the Securities Exchange Act of 1934, or by a national securities exchange, no such amendment, modification or termination may be made without stockholder approval. No amendment, modification or termination of the plan can adversely affect the rights of a grantee under the plan without that rantee's consent.

   The adoption of the Director Stock Option Plan will not take effect unless it is approved by a vote of the majority of the outstanding shares of common stock.

                                 VOTE REQUIRED

   The approval of the amendment to the plan requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. It is intended that the Proxies will be voted for adoption of the plan unless instructions to the contrary are indicated on the accompanying proxy form.

   Your directors recommend a vote FOR the amendment of the option plan under
                                 Proposal No. 3

                       ABOUT THE BOARD AND ITS COMMITTEES

The Board              We are governed by a Board of Directors and various
                       committees of the Board which meet throughout the year.
                       The Board of Directors held six meetings and acted by unanimous written consent three times during 2000.
                       Directors discharge their responsibility throughout the year at Board and committee meetings and also through informal telephonic conferences and other communications with the Vice Chairman and others regarding our business. All directors attended all Board meetings during 2000.

Committees of the      The Board has three principal committees, the
Board                  Compensation Committee, the Audit Committee and the
                       Nominating Committee. The function of each of these Committees is described below along with the current membership and number of meetings held during 2000.

Compensation           The Compensation Committee has three primary functions.
Committee              First, it reviews the performance of the principal
                       executive officers on an annual basis. The results of this review are then reported to the Board with a recommendation from the Committee regarding the compensation packages to be awarded to these officers.
                       Second, the Compensation Committee reviews the compensation paid to outside directors for service on the Board and for service on committees of the Board.
                       Finally, the Committee reviews the level and extent of applicable benefits provided by us with respect to automobiles, travel, insurance, health and medical coverage, stock options and other stock plans and benefits.

                       The Compensation Committee held two meetings, at which all members were present, during 2000.

                       In 2000 the Board elected James Weersing, Edward Giles and Jack Schuler to the Compensation Committee. See "Compensation Committee Interlocks and Insider Participation" in the following section.

Audit Committee        The Audit Committee has several functions. It reviews
                       on an annual basis those matters which primarily relate to financial controls and our audit. This review includes, but is not be limited to:

                       . Discussing the findings of the independent auditors
                         resulting from their audit and certification of our financial statements;

                       . Discussing with management the accounting principles
                         we use for corporate and tax reporting purposes, including actual or impending changes in financial accounting requirements which may have a material affect on us;

                       . Reviewing the adequacy of financial and accounting
                         controls, including particular regard for the scope and performance of the internal auditing function; and

                       . Reviewing recommendations by the independent auditors
                         or the internal auditing staff with respect to changes in policies or practices.

                       The Audit Committee also recommends to the Board of Directors a firm of certified public accountants to conduct our audit for the coming year.

                       In 2000 the Board elected Rex Bates, Edward Giles and James Weersing to the Audit Committee. The Audit Committee held three meetings during 2000, at which all members were present.

Nominating Committee   The Nominating Committee consists of directors Jack
                       Schuler, Rex Bates, Dr. Thomas Grogan and John
                       Patience. The Nominating Committee is responsible for the development of general criteria regarding the qualifications and selection of board members and recommends candidates for election to the board. The nominating committee held no meetings during 2000.

                      BOARD COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

   The Compensation Committee consists of three outside directors and is responsible for the administration of our compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. Our compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to our performance and stockholder return.

Compensation Philosophy

   The design and implementation of the our executive compensation programs is based on a series of guiding principles derived from the our values, business strategy and management requirements. These principles may be summarized as follows:

  . Align financial interests of the management team with our stockholders and the Board of Directors;

  . Attract, motivate and retain high-caliber individuals necessary to increase total return to stockholders;

  . Provide a total compensation program where a significant portion of pay is linked to individual achievement and our short- and long-term performance; and

  . Emphasize reward for performance at the individual, team and Company levels.

Compliance With Internal Revenue Code Section 162(M)

   We have considered the potential impact of Section 162(m) of the Internal Revenue Code adopted under the Federal Revenue Reconciliation Act of 1993.
Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for any of the named executive officers, unless compensation is performance based. None of our named executive officers exceed the $1 million threshold. Also, we believe that any options granted under our stock option plan will meet the requirement of being performance based under the transition provisions provided in the regulations under Section 162(m). Therefore, we believe that Section 162(m) will not reduce the tax deduction available to us. Our policy is to qualify to the extent reasonable its executive officers' compensation for deductibility under applicable tax laws.

Compensation Program

   Our executive compensation program has three major components, all of which are intended to attract, retain and motivate executive officers consistent with the principles set forth above. We consider these components of compensation individually as well as collectively in determining total compensation for executive officers. The three major components are as follows:

  1. Base salary. Each fiscal year we establish base salaries for individual executive officers based upon: (i) industry and peer group surveys, (ii) responsibilities, scope and complexity of each position,
     (iii) performance judgments as to each individual's past and expected future contributions, and (iv) internal equity relative to other executive's responsibilities and base salary levels. The Compensation Committee reviews with the Chief Executive Officer and approves, with appropriate modifications, an annual base salary plan for our executive officers other than the Chief Executive Officer. The Compensation Committee reviews and fixes the base salary of the Chief Executive Officer based on similar competitive compensation data and the Committee's assessment of his past performance and its expectations as to his future contributions in leading the Company.

  2. Annual cash (short-term) incentives. Annual cash incentives are established to provide a direct linkage between individual pay and annual corporate performance. Target annual bonus awards are established for executive officer positions based upon industry and peer group surveys and range from 5% to 25% of base salary, with 25% for the chief executive officer position. In establishing bonus amounts in the future, the Committee will primarily consider our financial performance measured in terms of revenue growth and growth in earnings, and secondarily consider the performance of each officer in his or her respective area of accountability. Each officer will establish operating objectives for the area of the business for which they take responsibility at the beginning of our fiscal year. At the end of the year, they will be rated on the attainment of those objectives. Each officer may receive a portion or the full amount of their targeted annual performance based bonus.

  3. Equity based incentive compensation. Long-term incentives for our employees are provided under our stock option plans. Each fiscal year, the Committee considers the desirability of granting to executive officers long-term incentives in the form of stock options. These option grants are intended to motivate the executive officers to manage the business to improve our long-term performance and align the financial interests of the management team with us and our stockholders. The Committee established the grants of stock options to executive officers (other than the Chief Executive Officer) last year, based upon a review with the Chief Executive Officer of proposed individual awards, taking into account each officer's scope of responsibility and specific assignments, strategic and operational goals applicable to the officer, anticipated performance requirements and contributions of the officer and competitive data for similar positions. The Committee independently reviewed these same factors in determining the option grant to Mr. Gleeson as Chief Executive Officer.

                                          Respectfully submitted,

                                          Jack W. Schuler
                                          James R. Weersing
                                          Edward M. Giles

The foregoing Compensation Committee Report shall not be deemed to be "soliciting material" or be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act" or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

                             AUDIT COMMITTEE REPORT

   The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Committee are "independent", as required by applicable listing standards of Nasdaq. The Committee operates pursuant to a Charter that was adopted by the Board on July 24, 2000, a copy of which is attached to this Proxy Statement as Appendix B. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence.

   The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission.

                                          Respectfully submitted,

                                          Edward M. Giles
                                          James R. Weersing
                                          Rex J. Bates

March 27, 2001

                            STOCK PERFORMANCE GRAPH

   The following graph compares the cumulative total return on our common stock with the cumulative total returns (assuming reinvestment of dividends) on the Standard & Poor's 500 Stock Index, the Nasdaq Composite Index and the Nasdaq Medical Device Mfg. Index as if $100 were invested in our common stock and each such index on July 26, 1996.


                                  7/26/96  9/30/96   12/31/96   3/31/97   6/30/97   9/30/97   12/31/97   3/31/98   6/30/98   9/30/98
Ventana Medical Systems, Inc.       100    178.31    139.76     134.94    119.28    155.42    146.66     256.63    269.88    173.49
Nasdaq Composite Index              100    113.66    119.6      113.18    133.59    156.16    145.48     170.06    175.53    156.92
S&P 500                             100    108.61    117.73     120.83    141.94    152.71    157.08     179.16    185.32    167.07
Nasdaq Medical Device Mfg.          100    108.93    105.37      98.36    107.21    126.6     120.71     132.47    125.7     111.34
                                 12/31/98  3/31/99    6/30/99   9/30/99  12/31/99   3/31/00    6/30/00   9/30/00   12/31/00
Ventana Medical Systems, Inc.    208.43    215.66     184.34    163.86   239.76     416.27     226.51    244.58    178.31
Nasdaq Composite Index           203.13    228.03     248.84    254.41   376.98     423.63     367.42    340.25    228.87
S&P 500                          202.7     212.73     227.32    213.24   245.41     223.63     242.77    244.29    251.74
Nasdaq Medical Device Mfg.       135.21    143.42     168.63    159.35   163.53     170        219.83    193.93    191.96

                                 OTHER MATTERS

   Our Board is not aware of any matters to be presented at the meeting other than those described above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote your proxy on such matters in accordance with their judgment.

                             STOCKHOLDER PROPOSALS

   Any stockholder desiring to have a proposal included in our proxy statement for our 2002 Annual Meeting must deliver such proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of
1934) to our principal executive offices not later than December 3, 2001.

                                 ANNUAL REPORT

   Our Annual Report on Form 10-K with certified financial statements required to be filed for the fiscal year ended December 31, 2000, is incorporated into this Notice and Proxy Statement by this reference and accompanies this Notice and Proxy Statement. Any exhibit to the annual report on Form 10-K will be furnished to any requesting person who sets forth a good faith representation that he or she was a beneficial owner of our common stock on March 19, 2001. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.

                                                                      APPENDIX A

                         VENTANA MEDICAL SYSTEMS, INC.
                    2001 OUTSIDE DIRECTOR STOCK OPTION PLAN

1. INTRODUCTION

   1.1 Purpose. This plan shall be known as the Ventana Medical Systems, Inc. 2001 Outside Director Stock Option Plan (the "Plan"). The purpose of this Plan is to promote the growth and development of International Ventana Medical Systems, Inc. (the Company) by providing increased incentives for the directors of the Company. The Plan is to help the Company to attract and retain the best available individuals to serve as non-employee members of the Board, to reward such directors for their contributions to the Company, and to maximize the identity of interest between such directors and the Company's stockholders generally. This Plan provides for the granting of non-qualified stock options.

   1.2 Effective Date. The effective date of the Plan shall be January 22, 2001, subject to approval of the Plan by the shareholders of the Company. Options granted prior to such shareholder approval shall be expressly conditioned upon such shareholder approval of the Plan.

   1.3 Compliance with Rule 16 b-3. It is intended that the Plan and its operation comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule). If any provision of the Plan or any grant hereunder would disqualify the Plan or such grant under, or would not comply with, Rule 16b-3 (or any successor rule), such provision or grant shall be construed or deemed amended to conform to Rule 16b-3.

2. PLAN DEFINITIONS

   2.1 Definitions. For Plan purposes, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

     2.1.1 "Board" shall mean the Board of Directors of the Company.

     2.1.2 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     2.1.3 "Commission" means the Securities Exchange Commission or any successor agency.

     2.1.4 "Committee" shall mean the Compensation Committee of the Board, as described in Section 4.1, "Administration."

     2.1.5 "Company" shall mean Ventana Medical Systems, Inc., an Arizona corporation, or any successors as provided in Section 6.9, "Successors."

     2.1.6 "Company Stock" shall mean Common Stock of the Company, par value $.001 per share, and such other stock and securities that may be substituted for the Common Stock under Paragraph 3.2, "Changes in Company Stock."

     2.1.7 "Consultant" shall means a non-employee of the Corporation who provides services to the Company and who is designated as a Consultant by the Board of Directors.

     2.1.8 "Fair Market Value" on any date shall mean, with respect to Company Stock, if the stock is then listed and traded on a registered national securities exchange, or is quoted in the Nasdaq National Market System, the mean of the high and low sale prices recorded in composite transactions as reported in the Wall Street Journal. In the absence of reported sales on such date, or if the stock is not so listed or quoted, but is traded in the over-the-counter market, "Fair Market Value" shall be the mean of the closing bid and asked prices for such shares on such date as reported in the Wall Street Journal, or, if not so reported as obtained from a bona fide market maker in such shares. In the absence of an established market for the Common Stock, the Fair Market Value of the Common Stock shall be determined by the Board.

      2.1.9 "Exchange Act" means the Securities and Exchange Act of 1934, as amended, from time to time, and the rules and regulations promulgated thereunder.

     2.1.10 "Exercise Price" shall mean, with respect to each share of Company Stock subject to the Option granted, the Fair Market Value on the date of grant.

     2.1.11 "Optionee" shall mean any person who has been granted an Option under the Plan.

     2.1.12 "Option" shall mean a right to purchase Company Stock granted pursuant to the Plan.

     2.1.13 "Outside Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3, as promulgated by the Commission under the Exchange Act or any successor definition adopted by the Commission.

3. SHARES SUBJECT TO OPTION

   3.1 Available Shares. The total number of shares of Company Stock that may be issued under the Plan shall in the aggregate not exceed five hundred thousand (500,000) shares. Shares subject to and not issued under an Option that expires, terminates, is canceled or forfeited for any reason under the Plan shall again become available for the granting of Options.

   3.2 Changes in Company Stock. If any stock dividend is declared upon the Company Stock, or if there is any stock split, stock distribution, or other recapitalization of the Company with respect to the Company Stock, resulting in a split or combination or exchange of shares, the aggregate number and kind of shares which may thereafter be offered under the Plan shall be proportionately and approximately adjusted and the number and kind of shares then subject to Options granted to employees under the Plan and the per share Option price therefor shall be proportionately and appropriately adjusted, without any change in the aggregate purchase prices to be paid therefor.

4. ADMINISTRATION

   4.1 Administration. The Plan shall be administered by the Board, the Compensation Committee of the Board, or such other committee of the Board as the Board may from time to time determine (all of the foregoing are collectively referenced to as "the Committee"). The Committee shall be constituted so as to permit the Plan to comply with the provisions of Rule 16b-3 under the Exchange Act or any successor rule.

   4.2 Committee Powers.

     4.2.1 The Committee is empowered to adopt such rules, regulations and procedures and take such other action as it shall deem necessary or proper for the administration of the Plan and, in its discretion, may modify, extend or renew any Option theretofore granted. The Committee shall also have authority to interpret the Plan, and the decision of the Committee on any questions concerning the interpretation of the Plan shall be final and conclusive. The Committee may consult with counsel, who may be counsel for the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

     4.2.2 Subject to the provisions of the Plan, the Committee shall have full and final authority to:

     4.2.2 designate the Non-Employee Directors and Consultants to whom Options shall be granted;

     4.2.2 grant Options in such form and amount as the Committee shall determine;

     4.2.3 impose such limitations, restrictions and conditions upon any such Option as the Committee shall deem appropriate, and

     4.2.4 waive in whole or in part any limitations, restrictions or conditions imposed upon any such Option as the Committee shall deem appropriate.

5. STOCK OPTIONS

   5.1 General. Each option granted under the Plan shall be a nonqualified stock option. The option grant shall be evidenced by a stock option agreement between the Company and the Optionee, which shall contain the terms and conditions required by this Article 5 and such other terms and conditions, consistent with the Plan, as the Committee may deem appropriate in each case. The provisions of option grants need not be the same with respect to each recipient. The Option granted under this Plan shall be subject to adjustment under Section 5.6, "Merger, Consolidation or Reorganizations."

   5.2 Date Option Granted. For purposes of the Plan, a stock option shall be considered as having been granted on the date on which the Committee authorized the grant of the Option, except where the Committee has designated a later date, in which event the later date shall constitute the date of grant of the Option; provided, however, that in either case notice of the grant of the Option shall be given to the Optionee within a reasonable time.

   5.3 Option Price. The price at which each share of Company Stock covered by an Option may be purchased shall be one hundred percent (100%) of the Fair Market Value of the Company Stock on the date the Option is granted.

   5.4 Period for Exercise. Each stock option agreement shall state the period or periods of time within which the Option may be exercised by the Optionee, in whole or in part, which shall be the period or periods of time as may be determined by the Committee, provided that unless otherwise determined by the Committee upon grant of the Option:

     5.4.1 Upon termination of service as a director of the Company for any reason other than death, the director may, at any time within two (2) years after the date of such termination, but in no event later than the date of expiration of the Option, exercise the Option to the extent the optionee was entitled to do so on the date of termination; and

     5.4.2 If an Optionee dies while serving as a director of the Company, or within two (2) years after termination of such service, the personal representative of the Optionee's estate or the person or persons to whom the Option is transferred by will or the laws of descent and distribution may, at any time within two (2) years after the date of death, but not later than the date of expiration of the Option, exercise the Option to the extent the Optionee was entitled to do so on the date of death.

   5.5 Method of Exercise. Each Option may be exercised in whole or in part from time to time as specified in the stock option agreement. Each Optionee may exercise an Option by giving written notice of the exercise to the Company, specifying the number of shares to be purchased, accompanied by payment in full of the purchase price therefor. The purchase price may be paid in cash, by check, or, with the approval of the Committee, by delivering shares of Company Stock that have been beneficially owned by the Optionee, the Optionee's spouse, or both of them for a period of at least six months prior to the time of exercise ("Delivered Stock") or a combination of cash and Delivered Stock. Delivered Stock shall be valued at its Fair Market Value determined as of the date of exercise of the Option. No Optionee shall be under any obligation to exercise any Option hereunder. An Optionee shall not have any rights of a stockholder with respect to the shares subject to the Option until such shares shall have been delivered to the Optionee.

   5.6 Merger, Consolidation or Reorganization. In the event of a merger, consolidation or reorganization with another corporation in which the Company is not the surviving corporation, the Committee may, subject to the approval of the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company hereunder, take action regarding each outstanding and unexercised Option pursuant to either subparagraph 5.1.1 or 5.5.2 below:

     5.6.1 Appropriate provision may be made for the protection of such Option by the substitution on an equitable basis of appropriate shares of the surviving corporation, provided that the excess of the aggregate Fair Market Value of the shares subject to such Option immediately before such substitution over the exercise price thereof is not more than the excess of the aggregate fair market value of the substituted shares made subject to Option immediately after such substitution over the exercise price thereof; or

     5.6.2 The Committee may cancel such Option. In such event, the Company, or the corporation assuming the obligations of the Company hereunder, shall pay the Optionee an amount of cash (less normal withholding taxes) equal to the excess of the highest Fair Market Value per share of the Company Stock during the 60-day period immediately preceding the merger, consolidation or reorganization over the Option exercise price, multiplied by the number of shares subject to such Option.

   5.7 Withholding Taxes. Pursuant to applicable federal and state laws, the Company is or may be required to collect withholding taxes upon the exercise of an Option or the lapse of stock restrictions. The Company may require, as a condition to the exercise of an Option or the issuance of a stock certificate, that the Optionee concurrently pay to the Company (either in cash or, at the request of Grantee but in the discretion of the Committee and subject to such rules and regulations as the Committee may adopt from time to time, in shares of Delivered Stock) the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise or lapse of restrictions, in such amount as the Committee or the Company in its discretion may determine. In lieu of part or all of any such payment, the Optionee may elect, subject to such rules and regulations as the Committee may adopt from time to time, or the Company may require that the Company withhold from the shares to be issued that number of shares having a Fair Market Value equal to the amount which the Company is required to withhold.

   5.8 Conditions Upon Issuance of Shares. The Plan, the grant, the exercise of Options and the obligations of the Company shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company shall not be required to issue or deliver any certificate or certificates for shares of the Company Stock prior to (i) the admission of such shares to listing on any stock exchange on which the Company Stock may then be listed, and (ii) the completion of any registration or other qualification of such shares under any state or federal law (including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act), or rulings or regulations of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

   5.9 Change of Control.

     5.9.1 If a Change of Control, as defined below, occurs during the term of an Option, each outstanding Option shall

       5.9.1.1 be assumed or an equivalent option or right be substituted by the successor corporation or by a parent or subsidiary of the successor corporation; and

       5.9.1.2 fully vest and be exercisable in full by the Optionee.

     5.9.2 For the purposes of this Section 12, "Change of Control" shall mean an event or the last of a series of related events by which:

       5.9.2.1 any Person directly or indirectly acquires or otherwise becomes entitled to vote stock having 51% or more of the voting power in elections for Directors of the Company; or

       5.9.2.2 during any 24-month period a majority of the members of the Board of Directors of the Company ceases to consist of Directors who were:

         5.9.2.2.1 Directors at the beginning of the period ("Continuing Directors"), or

         5.9.2.2.2 appointed to office after the start of the period by the Board of Directors with the approval of two-thirds of the incumbent Continuing Directors ("Appointed Directors"); or

         5.9.2.2.3 elected to office after the start of the period by the stockholders following nomination for election by the Board of Directors with the approval of two-thirds of the incumbent Continuing Directors ("Elected Directors"); or

         5.9.2.2.4 appointed to office after the start of the period by the Board of Directors with the approval of two-thirds of the incumbent Continuing, Appointed and Elected Directors; or

         5.9.2.2.5 elected to office after the start of the period by the Company's stockholders following nomination for election by the Board of Directors with the approval of two-thirds of the incumbent Continuing, Appointed and Elected Directors; or

       5.9.2.3 the Company merges or consolidates with another corporation, and holders of outstanding shares of the Common Stock immediately prior to the merger or consolidation do not own stock in the survivor of the merger or consolidation having more than 51% of the voting power in elections for directors; or

       5.9.2.4 the Company sells all or a substantial portion of the consolidated assets of the Company and its subsidiaries, and the Company does not own stock in the purchaser having more than 51% of the voting power in elections for directors.

       5.9.2.5 As used in this Section 12, a "Person" means any "person" as that term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, together with all of that person's "affiliates" and "associates," as those terms are defined in Rule 12b-2 of such Act.

       5.9.2.6 The following events shall not constitute a "Change of Control":

         5.9.2.6.1 sale of securities by the Company;

         5.9.2.6.2 any acquisition by the Company of another corporation, business or entity; or

         5.9.2.6.3 any acquisition of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company.

6. GENERAL

   6.1 Nontransferability. No Option shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution, provided that in accordance with Internal Revenue Service guidance, the Committee, in its discretion, may grant Options that are transferable, without payment of consideration, to family members of the Optionee or to trusts or partnerships for such family members. The Committee may also amend outstanding stock options to provide for such transferability. In the event of the Optionee's death, the Optionee's beneficiary designated pursuant to Section 6.10, "Beneficiary Designation," or in the absence of any such designation, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred by will or the laws of descent and distribution may exercise the option in accordance with its terms.

   6.2 General Restriction. Each Option shall be subject to the requirement that if at any time the Board or the Committee shall determine, in its discretion, that the listing, registration, or qualification of securities upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of securities thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board or the Committee.

   6.3 No Promise of Continued Service as a Director. Nothing in the Plan or in any Option granted under the Plan shall confer on any director any right to continue as a director of the Company or affect the right of the Company to terminate his or her service to the Company at any time.

   6.4 Expiration and Termination of the Plan. The Plan will terminate on January 21, 2011, except as to Options then outstanding under the Plan, which Options shall remain in effect until they have been exercised, the restrictions have lapsed or the Options have expired or been forfeited. The Plan may be abandoned or terminated at any time by the Board, except with respect to any Options then outstanding under the Plan.

   6.5 Amendments, Modification and Termination. The Board may from time to time amend, modify, suspend or terminate the Plan; provided, however, that no such action shall be made without shareholder approval where such change would be required in order to comply with Rule 16b-3 under the Exchange Act, or any successor rule, or the Code. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, accept the surrender of outstanding Options (to the extent not theretofore exercised), reduce the exercise price of outstanding Options, or authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an Option (either directly or through modification of the Plan) shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Option.

   6.6 Plan Expense. Any expenses of administering this Plan shall be borne by the Company.

   6.7. Construction of Plan. The place of administration of the Plan shall be in the State of Arizona, and except as otherwise required by applicable federal laws, the Plan shall be governed by, and construed in accordance with, the laws of the State of Arizona. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Arizona.

   6.8 Gender. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

   6.9 Successors. All obligations of the Company under the Plan shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

   6.10 Beneficiary Designation. Each Optionee may, from time to time, name any beneficiary or beneficiaries (who may be named continently or successively) who shall be entitled to exercise his or her options in accordance with their terms in the event of his or her death before he or she exercises all of his or her outstanding options. Each such designation shall revoke all prior designations by the same Optionee, shall be in a form prescribed by the Company, and will be effective only when filed by the Optionee in writing with the Secretary of the Company during the Optionee's lifetime.

                                                                      APPENDIX B

                            AUDIT COMMITTEE CHARTER
                                      FOR
                         VENTANA MEDICAL SYSTEMS, INC.

Membership

   The Audit Committee (the "Committee") will be composed of three or more directors each of whom shall be "independent," as that term is defined in the NASD listing standards. Those standards define an independent director as:

      "a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of the director."

   In addition, each of the members of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement or will be able to do so within a reasonable time after his or her appointment to the Committee. Further, at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication.

   Notwithstanding the above requirements, the Company may appoint one director to the Committe who is not independent. However, such director may not be a current officer or employee or immediate family member of such employee or have been so within the prior three years. To the extent that there is a member of the Committee who is not independent in accordance with the above definition then the Company will make a report in the next annual proxy statement regarding the nature of the relationship of such Committee member with the Company and a statement regarding the determination of the full Board of Directors as to why the inclusion of such member on the Committee is in the best interests of the Company and its shareholders.

Duties

   1. The Committee will review and examine on an annual basis those matters which primarily relate to financial controls and the audit of the Corporation and its subsidiaries. This review will include, but will not be limited to, the following:

  1.1. Discuss the findings of the independent auditors resulting from their audit and certification of the Corporation's financial statements;

  1.2. Discuss the accounting principles used by the Corporation for corporate and tax reporting purposes, including actual or impending changes in financial accounting requirements which may materially affect the Corporation with management;

  1.3. Review the adequacy of financial and accounting controls, including particular regard for the scope and performance of the internal auditing function; and

  1.4. Review recommendations by the independent auditors or the internal auditing staff with respect to changes in Corporation policies or practices.

   2. The Committee will also recommend, on an annual basis, to the Board of Directors a firm of certified public accountants to conduct the independent audit of the Corporation for the coming year.

   3. The Committee will provide a report in the Company's annual proxy statement which will comply with Item 306 of Regulation S-K. This report will disclose whether the Committee has reviewed and discussed the audited financial statements with management and discussed certain matters with the Company's independent auditors. The Committee will report whether it has:

  (1) discussed the audited financial statements with management

  (2) discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented; and

  (3) received written disclosures and the letter from the independent auditors required by ISB Standard No. 1, as may be modified or supplemented, and has discussed with the auditors the auditor's independence.

   Further, the Committee will report whether, based on its discussions with management and the auditors, its members became aware of material misstatements or omissions in the financial statements. Based upon this report the Committee will make a recommendation to the full Board of Directors regarding the inclusion of the financial statements in the Annual Report of the Company on Form 10-K filed for the last year with the Securities and Exchange Commission. In making the above recommendation the Committee will rely upon the advice and information that it receives in its discussions with management and the auditors

Meetings

   The Committee shall hold periodic meetings and a minimum of one regular annual review meeting. The Secretary of the Corporation shall serve as the Secretary of the Committee unless the Chairman of the Committee designates another party. The Secretary of the Committee shall prepare minutes of the meetings, maintain custody of copies of data furnished to and used by the Committee, and generally assist the Committee in connection with preparation of agendas, notices of meetings and otherwise.

Resources and Staff Assistance

   The Chairman and the Secretary of the Committee shall provide, or arrange to provide such other information, data and services as the Committee may request. The Committee shall conduct such interviews or discussions as it deems appropriate with personnel of the Corporation, and others whose views would be considered helpful to the Committee.

Compensation and Expenses

   The compensation of members of the Audit Committee for services performed in that capacity may be determined from time to time by resolution of the full Board. Members of the Audit Committee shall be reimbursed for all reasonable expenses incurred in attending Committee meetings.

                         VENTANA MEDICAL SYSTEMS, INC.

              THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S
               BOARD OF DIRECTORS FOR THE 2001 ANNUAL MEETING OF
                      STOCKHOLDERS TO BE HELD MAY 3, 2001

     The undersigned hereby constitutes and appoints NICHOLAS MALDEN and JOHN PATIENCE, and each of them acting in the absence of the others, with full power of substitution, the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of the Stockholders of VENTANA MEDICAL SYSTEMS, INC. (the "Company") to be held at the Omni Tucson National, 2727 West Club Drive, Tucson, Arizona 85742, on May 3, 2001, at 10:00 a.m., Mountain Standard Time and any adjournments thereof, and to vote all shares of the Company's Common Stock standing in the name of the undersigned on the matters set forth below and upon any other matters that may properly come before the meeting of any adjournment thereof, with all the powers the undersigned would possess if personally present at the meeting, as follows:

                                Proposal No. 1


RATIFICATION OF INDEPENDENT AUDITORS

_______ VOTE FOR RATIFICATION OF ERNST & YOUNG LLP as the independent auditors for the Company's fiscal year 2001

_______  VOTE AGAINST RATIFICATION

_______  ABSTAIN


                                Proposal No. 2


ELECTION OF THREE CLASS II DIRECTORS

         Christopher M. Gleeson
         Rex J. Bates
         Edward M. Giles

_______  VOTE FOR all nominees listed above

_______  VOTE FOR all nominees listed above, except

         _____________________________________________________________________

_______  WITHHOLD AUTHORITY to vote for all nominees listed above.


                                 Proposal No. 3


ADOPTION OF THE 2001 OUTSIDE DIRECTOR STOCK OPTION PLAN

_______  VOTE FOR ADOPTION OF THE 2001 OUTSIDE DIRECTOR STOCK OPTION PLAN

_______  VOTE AGAINST ADOPTION

_______  ABSTAIN

        PLEASE PROMPTLY DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.


This proxy will be voted in accordance with the directions indicated herein. If no specific directions are given, this proxy will be voted for approval of all nominees listed herein, for approval of the proposals listed herein and, with respect to any other business as may properly come before the meeting, in accordance with the discretion of the proxies.

     DATED:  _____________________, 2001


                                    ___________________________________________
                                    (Signature)




                                    ___________________________________________
                                    (Signature)

                                    When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both joint tenants sign.


                                       2